     As filed with the Securities and Exchange Commission on July 24, 1997
                                                    Registration Nos. 333-17497
                                                                      811-07965
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                             -----------------------

                                 FORM N-1A  EL/A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /X/
                          Pre-Effective Amendment No. 1
                          Post-Effective Amendment No.
                                     and/or
                REGISTRATION STATEMENT UNDER THE INVESTMENT        /X/
                               COMPANY ACT OF 1940
                                  AMENDMENT NO. 1
                         (Check appropriate box or boxes)

                             -----------------------

                           Redwood Capital Equity Funds
              (Exact Name of Registrant as Specified in Charter)
                       370 Seventeenth Street, Suite 2700
                              Denver, Colorado 80202
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (800) 250-9508

                                  James V. Hyatt
                       370 Seventeenth Street, Suite 2700
                          Denver, Colorado 80202-5627
                     (Name and Address of Agent for Service)

                                       Copy to:
                                   Donald Smith, Esq.
                              Kirkpatrick & Lockhart LLP
                           1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036-1800

     Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

Registrant has elected, pursuant to Rule 24f-2 under the Investment Company Act of 1940, to register an indefinite number of shares by this registration statement.

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     Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
-------------------------------------------------------------------------------

                         REDWOOD CAPITAL EQUITY FUNDS

                 Registration Statement on Form N-1A  EL/A

                    CROSS REFERENCE SHEET FOR PROSPECTUS
                          Pursuant to Rule 495(a)
                      under the Securities Act of 1933

Form N-1A Item Number                                       Prospectus Caption
---------------------                                       ------------------

1 ................................................................. Cover Page
2 .................................................................... Summary
3 a,b ................................................... Financial Highlights
  c .............................................................. Performance
  d ........................................................................ *
4 a(i) ....................... The Fund, Its Management and Expenses; The Fund
a(ii), b,c ................................... Investment Principles and Risks
5 a,b,c,d,e,f,g .............. The Fund, Its Management and Expenses; The Fund
                             Management; Breakdown of Expenses; Other Expenses
5A ......................................................................... *
6 a(i)........................ The Fund, Its Management and Expenses; The Fund
  a(ii) ................................................... How to Sell Shares
  a(iii) ..................... The Fund, Its Management and Expenses; The Fund
  b .......................... The Fund, Its Management and Expenses; The Fund
  c,d ...................................................................... *
  e ........................ Cover Page; How to Buy Shares; How to Sell Shares
  f,g ..................................... Dividends, Distributions and Taxes
  h ........................................................................ *
7 a ..... The Fund, Its Management and Expenses; Management; How to Buy Shares
  b(i, ii, iii, iv, v), c, d .......... How to Buy Shares; Calculation of NAV;
                                         Purchase Price for Shares; Applicable
                                                    Price; Minimum Investments
  e, f(i, ii) ....... The Fund, Its Management and Expenses; Distribution Plan
  f(iii) ................................................................... *
  g......................................................................... *
8 ......................................................... How to Sell Shares
9 .......................................................................... *

* Not Applicable

                         REDWOOD CAPITAL EQUITY FUNDS

                  Registration Statement on Form N-1A  EL/A

                           CROSS REFERENCE SHEET FOR
                     STATEMENT OF ADDITIONAL INFORMATION
                           Pursuant to Rule 495(a)
                      under the Securities Act of 1933


Form N-1A Item Number               Statement of Additional Information Caption
---------------------               -------------------------------------------
10 ................................................................. Cover Page
11 .......................................................... Table of Contents
12 .......................................................................... *
13 a,b,c ......................... Investment Policies; Investment Restrictions
   d ............................... Portfolio Transactions; Portfolio Turnover
14 a,b,c .................................... Management; Trustees and Officers
15 a,b ..Other Information; Control Persons and Principal Holders of Securities
   c ........................................ Management; Trustees and Officers
16 a(i, ii, iii) ........ Management; Trustees and Officers; Investment Adviser
   b,c,d ....................................... Management; Investment Adviser
   e ................................................... Portfolio Transactions
   f ........................................ Management; Service Organizations
   g ........................................................................ *
   h .......................... Other Information; Custodian and Transfer Agent
   i ........................................................................ *
17 a ................................................... Portfolio Transactions
   b ........................................................................ *
   c ................................................... Portfolio Transactions
   d, e ..................................................................... *
18 a ......................... Other Information; Capitalization; Voting Rights
   b ........................................................................ *
19 a ........................... Additional Purchase and Redemption Information
   b ......................................... Determination of Net Asset Value
   c ........................................................................ *
20 ................................................................... Taxation
21 a(i, ii)............................ Management; Distribution of Fund Shares
   a(iii),b,c ............................................................... *
22 a ........................................................................ *
   b ..................... Other Information; Yield and Performance Information
23 .......................................................................... *

* Not Applicable

                           EXPLANATORY NOTE

This amendment to the Registration Statement of Redwood Capital Equity Funds ("Trust") contains the following:

   1.   One Prospectus for the New Frontiers Fund ("Fund"); and

   2.   One Statement of Additional Information for the Fund.

This amendment does not amend Part C of the Registration Statement of the Trust. Part C will be amended in a subsequent filing prior to the effective date of the Fund.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                                NEW FRONTIERS FUND


New Frontiers Fund ("Fund"), a series of Redwood Capital Equity Funds, is a mutual fund that seeks to increase the value of your investment over the long term by investing primarily in equity securities with growth potential. The Fund may invest up to 20% of its total assets in debt securities. The Fund may also invest up to 20% of its total assets in securities of issuers in Latin America.


                              PRELIMINARY PROSPECTUS
                              SUBJECT TO COMPLETION
                                  _______, 1997


Please read this Prospectus before investing and keep it for future reference. It concisely sets forth information about the Fund that a prospective investor should know before investing. A Statement of Additional Information ("SAI") about the Fund, dated ______, 1997 (which is incorporated herein by reference and thus legally is a part of this Prospectus), is on file with the Securities and Exchange Commission. You can obtain a free copy by contacting the Fund, Redwood Capital Advisors, Inc., the Fund's investment adviser, or by calling toll-free 1-800-250-9508.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.




    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
        EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
           PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       CONTENTS

SUMMARY                     3    The Fund

                            3    Who May Want to Invest

                            3    Purchases and Redemptions

                            3    Expenses

FINANCIAL HIGHLIGHTS        4    Financial Highlights

PERFORMANCE                 4    Performance

INVESTMENT PRINCIPLES
AND RISKS                   5    The Fund's Investment Objective and Program

                            6    Securities and Investment Practices

THE FUND, ITS
MANAGEMENT AND
EXPENSES                    8    The Fund

                            8    Management

                            9    Breakdown of Expenses

HOW TO BUY SHARES           11   General

                            11   Types of Accounts

                            11   Minimum Investments

                            11   Purchase Price for Shares

                            13   Other Information

                            13   Automatic Investment Plan

HOW TO SELL SHARES          13   How to Sell Shares

DIVIDENDS, DISTRIBUTIONS,
AND TAXES                   15   Distribution Options

                            15   Taxes

SUMMARY

NEW FRONTIERS FUND ("FUND"): The Fund is an open-end registered investment company (mutual fund).

OBJECTIVE:  Capital appreciation (growth in the value of the Fund's shares).


INVESTMENTS: Primarily equity securities of domestic, foreign, and multi-national companies of all sizes that offer potential for growth. Many may be companies that are not well known or are currently out of favor, and thus may be undervalued. Up to 20% may be securities of issuers in Latin America. Up to 20% may be debt securities.

MANAGERS: Redwood Capital Advisors, Inc. ("Redwood" or the "Adviser") is the Fund's investment adviser. Redwood has appointed Highland Capital Management Corp. ("Highland" or the "Sub-Adviser") as the investment sub-adviser for the Fund.


WHO MAY WANT TO INVEST. Shares of the Fund may be appropriate for you if you seek potentially high returns over the long-term and are comfortable with stock market fluctuations in pursuit of your goals. The Fund may be attractive to you if you favor a diversified portfolio of equity securities of companies in the United States and elsewhere.

As with any mutual fund, there is no assurance that the Fund will achieve its investment objective. The value of the Fund's investments will vary from day to day, and generally reflect market conditions, interest rates, political and economic factors, and news about individual companies. While in response to these factors prices of equity securities can fluctuate significantly in the short-term, historically, over the long-term, they have shown greater growth potential than other types of securities. In addition to these general investment risks, investing in foreign securities (including those of Latin American issuers) involves different types of risks or increased risks, including volatility in the market value of securities, possibly adverse political and regulatory developments, currency fluctuations, interest rate changes, liquidity concerns and adverse changes in economic and social conditions and less information than is available in the United States. These risks are especially significant to the extent the Fund may invest in Latin America. The Fund may invest in securities that, in Redwood's opinion, are owned or controlled primarily by Hispanic individuals or investors or in companies whose products or services are designed primarily to serve the U.S. Hispanic community. The securities of these companies may be more risky than investments in other domestic companies. See "Investment Policies and Risks."

Because of these risks, the Fund is designed for long-term investors and is not designed to provide investors with a means to speculate on short-term stock market movements. When you sell your shares, they may be worth more or less than what you paid for them. You should not regard the Fund as a balanced investment program, but rather as one element in your total investment plan.

PURCHASES AND REDEMPTIONS. You can purchase Fund shares from certain stockbrokers, banks and other financial institutions that have entered into agreements with the Fund's distributor, ALPS Mutual Funds Services, Inc., ("ALPS" or the "Distributor"), or directly from ALPS. See "How to Buy Shares." You can sell (redeem) shares either through the same stockbrokers, banks, or financial institutions, or by contacting ALPS. See "How to Sell Shares."

EXPENSES. This section gives you information about the expenses of investing in Fund shares.

Shareholder Transaction Expenses are charges (loads) you pay when you buy or sell Fund shares. Sales charges may be lower for purchases over $50,000 and for certain types of accounts and purchases, and may even be eliminated. See "How to Buy Shares."

Maximum sales load on purchases (as a % of offering price)     4.50%

Sales load on reinvested dividends                             None

Deferred sales load                                            None

Redemption fees                                                None

Annual Fund Operating Expenses are paid out of the Fund's assets. For investment advisory services, the Fund pays Redwood a management fee based on the Fund's average daily net assets. The Fund also incurs expenses for things such as legal and accounting services, administration services, maintaining shareholder records, and furnishing shareholder statements and financial reports. The Fund's expenses are factored into its share price or dividends and are not charged directly to Fund shareholders. For more information, see "The Fund, Its Management, and Expenses."

The following table shows expenses calculated as a percentage of average net assets. Because the Fund has no operating history before the date of this Prospectus, all data are for the current fiscal period, adjusted for the current expense reimbursement undertaking explained below.

Management fee (after waiver)                         0.00%

12b-1 fee                                             0.50%

Other expenses *                                      1.50%

Total fund operating expenses (after waiver)          2.00%

*Other Expenses, which have been estimated, include administration fees paid to the Fund's administrator, ALPS Mutual Funds Services, Inc., at an annual rate of
 .18% of the Fund's average daily net assets or $28,500 per month, whichever is greater.

The table above reflects Redwood's voluntary undertaking, until December 31, 1997, to waive its fees or reimburse the Fund to the extent its total fund operating expenses (exclusive of taxes, brokerage commissions, interest, and extraordinary expenses) exceed 2% per annum of the Fund's average daily net assets. Without this undertaking, the management fee, 12b-1 fee, other expenses, and total fund operating expenses, would be 1.25%, 0.50%, 1.50%, and 3.25%, respectively, per annum of the Fund's average daily net assets. Because the Fund pays 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

Examples of the effect of Fund expenses: Let's assume that the Fund's annual return is 5% and that it had the total operating expenses shown in the table above. For every $1,000 you invested in shares, you would have paid the following amounts of total expenses if you closed your account at the end of each of the following periods (assuming that you had paid the maximum sales load and that all dividends and other distributions were reinvested):

1 year        $ 65
3 years       $ 105

The tables above and the assumption of a 5% annual return are required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. The information in the examples should not be considered a representation of past or future expenses or rates of return; actual expenses or returns will vary and may change depending upon such factors as the level of average net assets in the Fund, the level of sales and redemptions of shares, the amount the Fund incurs for variable expenses, such as transfer agent fees, and any changes in Redwood's expense reimbursement undertaking.


FINANCIAL HIGHLIGHTS

Financial Highlights are not included because the Fund did not commence operations before the date of this Prospectus.


PERFORMANCE

Mutual fund performance is commonly measured as total return. Total return is the change in value of an investment in the Fund over a given period, assuming that all dividends and other distributions have been reinvested. Cumulative total return reflects actual performance over a stated period of time. Average annual total return is the hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

The Fund may compare its performance with that of the "S&P 500", the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of U.S. common stock prices. The S&P 500 figures assume reinvestment of all dividends paid by stocks included in the index. They do not, however, include any allowance for the brokerage commissions or other fees you would pay if you actually invested in those stocks.

As of the date of this Prospectus, the Fund had no operating history. Total returns and other performance information that the Fund may publish are based on past results and are not an indication of future performance.


INVESTMENT PRINCIPLES AND RISKS

THE FUND'S INVESTMENT OBJECTIVE AND PROGRAM

The Fund's investment objective is to seek capital appreciation. It seeks to achieve this goal by investing in securities of domestic, foreign and multinational issuers. The Fund may invest up to 20% of its total assets in securities of Latin American issuers. Latin America includes all countries in South America, Central America and the Caribbean Basin in which it is legal for a U.S. person to invest in securities, and Mexico. The Fund considers an issuer to be Latin American if such issuer is organized under the laws of a Latin American country (as defined above), if its principal securities trading market is within Latin America, or if the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Latin American countries, or has at least 50% of its assets in Latin America. In selecting foreign securities, Redwood may choose not only securities issued by large companies, but also those of smaller firms that it believes offer unusual value, even if they involve more risk.

The Fund normally invests primarily in common stocks and securities convertible into common stock and it may also invest in preferred stocks. The Fund may invest a portion of its assets in debt securities of all types, qualities, and maturities issued by domestic and foreign issuers, if Redwood believes that doing so will result in capital appreciation.

Redwood has appointed Highland as the Sub-Adviser for the Fund, and Highland will manage the investment of a majority of the Fund's assets subject to Redwood's supervision. Redwood will directly manage that portion of the Fund's assets which is invested in securities of companies that, in Redwood's opinion, are owned or controlled primarily by Hispanic individuals or investors or in companies whose products or services are designed primarily to serve the U.S. Hispanic community. These securities may be issued by smaller companies, restricted as to resale, or illiquid. See "Securities and Investment Practices Below--Securities of Companies Involved in the Hispanic Community."

The Fund may buy securities, including domestic and foreign debt securities, that pay interest and dividends. However, no emphasis is placed on dividend and interest income, except when Redwood believes this income will have a favorable influence on the market value of the security.

The value of the Fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies as well as general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. See "Securities and Investment Practices--Foreign Securities," for more information.

To the extent the Fund invests in Latin American securities, its performance is expected to be more volatile than funds that limit investments to the United States or are more geographically diversified. Although there has been significant improvement in some Latin American economies, others continue to struggle with high inflation and interest rates. Recovery will depend on the stability of various currencies, economic conditions in other countries, and world commodity prices. This region is vulnerable to political instability. The North American Free Trade Agreement and regional trade pacts will also continue to have a significant impact on the region.

Changes in regulatory, tax, or economic policy in any country in which the Fund invests could significantly affect the equity markets in that country, and therefore the Fund's performance. Many foreign securities markets are more concentrated than the U.S. market, with a small number of companies making up a large percentage of the local market. As a result, to the extent the Fund invests significantly in foreign securities, the performance of one company or a small number of companies could have a relatively large affect on the Fund's performance.

Redwood determines where an issuer or its principal business is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings.

The Fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies.

For cash management or defensive purposes, the Fund may also invest in cash and cash equivalents, U.S. Government and agency securities, commercial paper and other money market instruments, and repurchase agreements collateralized by the foregoing. When it is engaged in a temporary defensive posture and during its initial investment period, the Fund may invest in cash and such securities without limit. When investing for cash management purposes, the Fund's investments in such instruments will be subject to its normal investment practices.


Redwood may use various investment techniques to hedge a portion of the Fund's risks, but there is no guarantee that these strategies will accomplish what Redwood intends. Of course, when you sell your Fund shares, they may be worth more or less than what you paid for them.

SECURITIES AND INVESTMENT PRACTICES

This section contains more detailed information about types of securities in which the Fund may invest, the practices Redwood may follow in pursuit of the Fund's investment objective, and a summary of related risks. For still more information about these subjects, please see the SAI. The Fund will not necessarily buy all of the securities or use all of these investment practices described. Policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in circumstances. As a shareholder, you will receive annual and semiannual reports detailing the Fund's holdings.

Some of the investment policies and limitations discussed below are identified as "fundamental", which means that they may not be changed without the approval of Fund shareholders. All other policies and limitations stated in this Prospectus are "non-fundamental", which means they may be changed by the Fund's Board of Trustees ("Trustees") without shareholder approval. The Fund's investment objective--capital appreciation--is a fundamental policy.

EQUITY SECURITIES. These include common stocks, preferred stocks, convertible securities, and warrants to acquire any of these securities. Common stocks represent an ownership (equity) interest in an issuer. Although equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term (particularly in the case of stocks of smaller companies). Convertible securities may include fixed income securities or preferred stocks which are convertible into common stocks. As a result of this conversion feature, convertible securities may fluctuate in value in relation to fluctuation in value of the underlying common stock.

FOREIGN SECURITIES. These are securities of issuers organized and doing business principally outside the U.S., and include those of non-U.S. governments, their agencies and instrumentalities. Foreign securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding a company's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by adverse foreign government actions, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or the ability to repatriate assets or convert foreign currency into U.S. dollars, or other governmental intervention or regulation. Such investments also involve a risk of political, economic, or social instability, military action, or other disruptions. There may be a greater possibility of default by foreign governments or their agencies.

The risks discussed above generally are intensified for investments in developing countries, including countries in Latin America. The Fund may invest significantly in securities of Latin American issuers. Developing countries often have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

THE FUND CURRENTLY INTENDS TO LIMIT ITS INVESTMENT IN FOREIGN SECURITIES DURING ITS INITIAL YEAR OF OPERATIONS TO NOT MORE THAN 5% OF ITS TOTAL ASSETS, AND TO INVEST NOT MORE THAN 2% OF ITS TOTAL ASSETS IN SECURITIES OF COMPANIES THAT OPERATE EXCLUSIVELY IN ANY ONE SINGLE FOREIGN COUNTRY. THEREAFTER, THE FUND MAY INVEST UP TO 20% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES.

DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. In general, the value of fixed-rate debt securities rises when interest rates fall, and fall when interest rates rise. Adjustable-rate debt securities are less sensitive to interest rate changes than fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest.

Lower-quality debt securities include securities rated below investment grade (Baa/BBB) by Moody's Investors Service, Inc. or Standard & Poor's, a division of the McGraw Hill Companies, Inc. or their equivalent (sometimes called "junk bonds"). These securities are speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. These securities may be rated in the lowest rating category by a ratings agency and may be in default.

Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the volatility of the debt security's value or its liquidity and do not guarantee the performance of the issuer. The rating agencies also may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies will downgrade bonds, which can be expected to lower value and liquidity.

THE FUND CURRENTLY INTENDS TO LIMIT ITS INVESTMENTS IN DEBT SECURITIES TO NOT MORE THAN 20% OF ITS TOTAL ASSETS AND INTENDS TO LIMIT ITS INVESTMENT IN LOWER-QUALITY OR "JUNK BONDS" TO NOT MORE THAN 5% OF TOTAL ASSETS.

SECURITIES OF COMPANIES INVOLVED IN THE HISPANIC COMMUNITY. As discussed above, Redwood will seek to invest in securities of companies that, in Redwood's opinion, are owned or controlled primarily by Hispanic individuals or investors or in companies whose products or services are designed primarily to serve the U.S. Hispanic community. The issuers of these securities may be smaller and less established than the issuers of other securities. As a result, these securities may be more risky than investments in more established, larger or better-capitalized companies and may be more vulnerable to economic conditions or adverse business developments. There may be less information about the companies issuing these securities than other U.S. companies, and successful investments in these securities will depend to a greater extent on Redwood's judgment in evaluating these companies than for some other types of investments. These securities may be traded on the over-the-counter markets or may be unregistered and subject to resale restrictions. Such securities may be illiquid. The Fund will limit its investments in illiquid securities to no more than 15% of its net assets. See "Securities and Investment Practices--Illiquid Securities" below.

ADJUSTING INVESTMENT EXPOSURE. The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative instruments such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities. Redwood can use these practices to adjust the risk and return characteristics of the Fund's portfolio of investments. If Redwood judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised.

ILLIQUID SECURITIES. These are securities that Redwood, under the supervision of the Trustees, determine to be illiquid in that they cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, the Fund may experience difficulty in valuing or disposing of illiquid securities. Securities that are freely tradable in their country of origin or in their principal market are not considered illiquid securities even if they are not registered for sale in the U.S.

The Fund may not purchase an illiquid security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

RESTRICTED SECURITIES AND RULE 144A SECURITIES. Restricted securities cannot be sold to the public unless they are first registered under the federal Securities Act of 1933 ("1933 Act"). Unless so registered, they can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid. Rule 144A securities, although unregistered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Redwood, acting under guidelines established by the Trustees, may decide that some restricted securities are liquid.

OTHER INVESTMENTS AND TECHNIQUES. The Fund may invest in a variety of other securities and use a number of other investment techniques, as described in the SAI, but does not expect to expose more than 5% of the Fund's net assets to any single type of such investments or techniques. They may include securities of investment companies; real estate-related investments (including real estate investment trusts); repurchase agreements; foreign repurchase agreements; securities loans; reverse repurchase agreements; short sales; short sales against-the-box; forward commitments, delayed delivery transactions and when-issued securities; stock index futures and put options on these contracts; and direct debt. When market conditions warrant, the Fund may, for temporary defensive purposes, invest without limit in, U.S. government and agency debt securities or money market instruments, or may retain assets in cash or cash equivalents.


DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. As a fundamental policy, with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in any one issuer and may not own more than 10% of the outstanding voting securities of a single issuer. As a fundamental policy, the Fund may not invest 25% or more of its total assets in securities of companies in any one industry. These limitations do not apply to securities issued by the U.S. government, its agencies or instrumentalities.


BORROWING. The Fund may borrow from banks for temporary or emergency purposes or through reverse repurchase agreements for any purpose. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

As a fundamental policy, the Fund may borrow only to the extent that the aggregate amount of borrowings does not exceed 33-1/3% of its total assets (including the borrowings) less liabilities (other than borrowings).

PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is not expected to exceed 100%.


THE FUND, ITS MANAGEMENT AND EXPENSES

THE FUND

New Frontiers is a mutual fund, an investment that pools shareholders' money and invests it toward a specified objective. In technical terms, the Fund is a separate series of Redwood Capital Equity Funds, a diversified, open-end management investment company organized as a Delaware business trust on November 14, 1996 ("Trust").

The Trust is governed by a Board of Trustees, which has overall responsibility for the management of its affairs. The majority of Trustees are not otherwise affiliated with Redwood or Highland. Currently, the Fund is the only series of the Trust. The Board of Trustees may establish additional series or classes of shares without the approval of shareholders. The assets and liabilities of each series are separate from those of any other series.

The Trust does not intend to hold annual meetings of shareholders; however, the Fund may hold special shareholder meetings and mail proxy materials when certain significant matters, such as a change in a fundamental investment policy or the approval of a new management contract, require a shareholder vote. A special shareholder meeting may also be called upon the written request of holders of 10% or more of the outstanding shares of each series or class entitled to vote at a meeting, or at the discretion of the Board of Trustees. Each share, regardless of class, has one vote. All shares shall be voted by individual series or class, except (a) when required by the Investment Company Act of 1940 ("1940 Act") all shares of the Trust shall be voted in the aggregate, and (b) when the Trustees have determined that the matter affects the interests of more than one series or class, the shareholders of all such series and classes shall be entitled to vote on that matter. All shares are fully paid and nonassessable when purchased. As of July 1, 1997, there were no issued and outstanding shares of the Fund.

MANAGEMENT

The Trustees of the Trust have the overall responsibility for the management of the Fund, including the supervision of the Fund's officers and of its Administrator, ALPS. The SAI contains general background information about each Trustee and each officer of the Fund. The Trustees and officers of the Trust who are directors or officers of the Fund's investment adviser, Redwood, serve without compensation from the Fund.

As the Fund's investment adviser, Redwood has overall responsibility for selecting the Fund's investments. With offices at 345 Route 17 South, Upper Saddle River, New Jersey 07458, Redwood was organized in January,1995. The Fund is the first mutual fund to be managed by Redwood.

Redwood is an independent investment advisory firm, registered under the Investment Advisors Act of 1940. The primary parties responsible for portfolio management are Michael Engelhart and Soualiou Fadiga who together have in excess of 19 years of experience in portfolio management.

Mr. Engelhart is co-founder and Chairman of Redwood Capital Advisors. He has over 12 years experience in the securities industry. From 1994 to 1995, he co-managed money at Paine Webber for institutional and non-institutional investors. From 1991 to 1994, he was with Smith Barney, Inc. where he was a research analyst and portfolio manager. From 1988 to 1991, Mr. Engelhart was the Finance director for the Salesian Society Inc. where he managed the religious order's financial assets, which exceeded $100 million.

Mr. Fadiga is co-founder and Chief Investment Officer of Redwood Capital Advisors, Inc. He has been involved in investment management and research since 1988. Before forming Redwood he was employed at Smith Barney as a research analyst and portfolio manager from 1991 to 1994 and at Paine Webber from 1994 to 1995. Mr. Fadiga received a Bachelor's Degree in Business Administration and Finance from Mercy College in 1989.

Highland serves as the Sub-Adviser for the Fund subject to the supervision of Redwood and pursuant to the authority granted to it under its Sub-Advisory Agreement with Redwood. Highland is a wholly-owned subsidiary of First Tennessee Bank National Association and is located at 6077 East Primary Parkway, Memphis TN 38119. Highland has a total of $___billion in assets under management as of June 30, 1997.

Edward J. Goldstein, is a Director and Executive Vice President of Highland. He joined Highland in September, 1989. Mr. Goldstein is a graduate of Boston University and received a Master of Business Administration from Columbia University.

David L. Thompson, is Senior Vice President of Highland. He joined Highland in May 1995 and is Chartered Financial Analyst. Mr. Thompson is a graduate of the University of Mississippi and received a Masters of Business
Administration from the  University of North Carolina.

To reduce the possibility that the Fund will be adversely affected by personal trading of employees, the Trust, Redwood, Highland and ALPS have adopted policies that restrict securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions.

ALPS, 370 17th Street, Suite 2700, Denver, Colorado 80202, serves as the Fund's Administrator, Transfer Agent and Distributor. As Administrator, ALPS has contracted to assist in the Fund's administration and operation, including but not limited to providing office space, bookkeeping, clerical, and regulatory services. As Distributor, ALPS sells Fund shares as agent on behalf of the Trust at no additional cost to the Trust.

The Fund's Sub-Transfer Agent, National Financial Data Services, P.O. Box 419928, Kansas City, MO 64141-6928, administers purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions.

BREAKDOWN OF EXPENSES

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to Redwood for managing and supervising its investments. The Fund also pays other expenses, which are explained below.

MANAGEMENT FEE

The Fund pays Redwood a management fee every month at the annual rate of 1.25% of the first $250 million of the Fund's average daily net assets, 1.15% of the next $250 million, 1.05% of the next $250 million, and 1.00% of average daily net assets in excess of $750 million.

Under its Sub-Advisory Agreement with Highland, Redwood is obligated to pay Highland a monthly sub-advisory fee at the annual rate of .50% of the Fund's average net assets.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to the Fund's Distribution Plan will be limited by the restrictions imposed by the NASD rule. The Distribution Plan provides for payment of a fee to ALPS at the annual rate of
 .50% of the Fund's average net assets for costs and expenses of ALPS in connection with the distribution of Fund shares. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising;
(ii) expenses of sales employees or agents of ALPS, including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Fund. The Fund will pay all costs and expenses in connection with the preparation, printing and distribution of prospectuses to current shareholders and the operation of the Distribution Plan, including related legal and accounting fees.

In addition to sales charges paid to dealers, ALPS may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of shares of the Fund during a specific period of time. Such bonuses or other incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses, such as gift certificates, or the cash equivalent of such bonuses.

The Fund's Distribution Plan is a compensation type plan. As such, the Fund makes no payments to ALPS except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Fund, interest, carrying or other financial charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, ALPS may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Distribution Plan. The fees under the Distribution Plan are expenses of the Fund in addition to the Management Fee and Administration Fee, and will reduce net income and total return.

OTHER EXPENSES

While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well.

For administration services, fund accounting, shareholder servicing, transaction and recordkeeping functions, costs of materials sent to shareholders, audit fees and custody fees, the Fund pays ALPS a fee each month at the annual rate of 0.18% of the Fund's average daily net assets or $28,500 per month, whichever is greater.

ALPS sub-contracts with National Financial Data Services, Inc., to perform certain transaction and recordkeeping functions. These services include processing shareholder transactions.

The Fund also pays other expenses, such as legal; registration fees; taxes; brokerage commissions; interest; insurance premiums; expenses of board and shareholder meetings; and the compensation of Trustees who are not affiliated with Redwood. A broker-dealer may use a portion of the commissions paid by the Fund to reduce the Fund's costs for research or custodian or transfer agent fees.

Redwood has voluntarily undertaken, until December 31, 1997, to reimburse the Fund to the extent its total fund operating expenses (exclusive of taxes, brokerage commissions, interest, and extraordinary expenses) exceeds 2% per annum of the Fund's average daily net assets.

HOW TO BUY SHARES

GENERAL

You can buy shares of the Fund through certain stockbrokers, banks, and other financial institutions that have agreements with the Distributor ("Authorized Broker-Dealers"), or through ALPS, the Fund's distributor. To buy shares, you must open an account by completing and signing an application. You can obtain an application from an Authorized Broker-Dealer or, if you want to invest directly through the Distributor, you can use the application at the end of the Prospectus.

TYPES OF ACCOUNTS

You can open different types of accounts, depending upon your particular needs, as summarized below.

INDIVIDUAL OR JOINT TENANTS
FOR YOUR GENERAL INVESTMENT NEEDS.

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

BUSINESS OR ORGANIZATION
FOR THE INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, INSTITUTIONS, OR OTHER GROUPS.

GIFTS OR TRANSFERS TO A MINOR
(UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS.

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without the gift being taxable for federal estate and gift tax purposes. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

TRUST
FOR MONEY BEING INVESTED BY A TRUST

The trust must be established before an account can be opened.

MINIMUM INVESTMENTS

The minimum you can invest for your first share purchase is $1,000; the minimum for each additional investment is only $100. If you want to invest regularly every month, you can sign up for the Automatic Investment Plan, which permits you to open an account with a minimum initial investment of $300 and make additional investments each month of as little as $50 each. See page ___ for more information concerning the Automatic Investment Plan.

PURCHASE PRICE FOR SHARES

The price at which you buy a share of the Fund, called the offering price, is calculated every business day. The offering price of a share is the Fund's net asset value ("NAV") plus the applicable sales charge shown in the table below. As indicated below, a portion of this load may be reallowed to Investment Professionals which have entered into an agreement with ALPS, the Fund's Distributor (Service Organizations). You may calculate your sales load as follows:

INITIAL SALES CHARGE SCHEDULE

                      SALES CHARGE  SALES CHARGE AS A %     REALLOWANCE TO
                       AS A % OF     OF NET AMOUNT       SERVICE ORGANIZATIONS
                     OFFERING PRICE     INVESTED          AS A % OF OFFERING
AMOUNT OF PURCHASE     PER SHARE    (NET ASSET VALUE)      PRICE PER SHARE
Less than    $99,999      4.50            4.71                  4.00
$100,000 to $249,999      3.50            3.63                  3.00
$250,000 to $499,999      2.50            2.56                  2.25
$500,000 to $999,999      1.50            1.52                  1.25
$1,000,000 and over       None            None                  None

In determining the Amount of Purchase for purposes of determining the sales charge, the following may be aggregated: individual purchases on behalf of a single buyer, his or her spouse and their children under 21 years old; the buyer's individual retirement account ("IRA"); and certain companies controlled by the buyer.

The reallowance to Service Organizations may be changed from time to time.

In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Fund.

Certain types of purchasers may also qualify to buy shares without paying a sales charge. See "Sales Charge Waiver."

    CALCULATION OF NAV. The Fund's NAV per share is the value of a single share, computed by adding the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

The securities in the Fund's portfolio are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are not available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued at their fair value in a manner determined in good faith by or at the direction of the Trustees. Bonds are generally valued according to prices quoted by a dealer in bonds that offers a pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. If securities trade on the basis of bid and asked prices, the mean of the bid and asked prices will be used for valuation purposes.

The Fund is open for business each day the New York Stock Exchange ("NYSE") is open. The Fund normally calculates the NAV and offering price of shares as of the close of regular trading on the NYSE, normally 4 p.m. Eastern time.

    APPLICABLE PRICE. When you place an order to buy Fund shares, your order will be executed at the next offering price calculated after your order is received in proper form (i.e., fully completed and signed) and accepted.

If you buy shares through an Authorized Broker-Dealer, your order is accepted only after the Authorized Broker-Dealer receives your order and transmits it to the Distributor through National Financial Data Services, Inc., the Fund's sub-transfer agent ("Transfer Agent").

You can also buy shares directly through the Distributor by mailing your check or money order, payable to "NEW FRONTIERS FUND," DIRECTLY TO THE TRANSFER AGENT AT P.O. BOX 419928, KANSAS CITY, MO 64141-6928. If it is your first purchase of shares, be sure to include a completed and signed Application. Your order is accepted only upon receipt by the Transfer Agent. You may make additional investments by bank wire. Please call 1-800-250-9508 for instructions. Your order is accepted when the Transfer Agent is notified that a bank wire has been credited to the Fund.

    SALES CHARGE WAIVER. The Fund's sales charge will not apply, and shares will be sold at NAV, to purchases by the following: (1) employee benefit plans established under section 403(b) or section 457, or qualified under section 401 (including 401(k) plans), of the Internal Revenue Code of 1986, as amended ("Code"), when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records; (2) banks, trust institutions, financial planners, discount brokers, wrap account programs and investment fund administrators investing for their own accounts or for the accounts of their customers, where such investments for customer accounts are held in an omnibus account on the Fund's records; (3) Trustees and officers of the Trust, directors and regular employees of

Redwood or the Distributor or any Authorized Broker-Dealer, and the spouses, children under 21 years old, parents, and siblings of any of the foregoing, and trusts primarily for the benefit of such persons; and (4) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged and within an omnibus account on the Fund's books. Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

OTHER INFORMATION

Please note the following:

    * You must pay for your shares in U.S. dollars; checks or money orders must be drawn on a U.S. bank or financial institution. Cash and third party checks (made out to anyone other than the Fund) will not be accepted.

    * If you buy shares by check and then sell those shares, the payment to you for the sale may be delayed for up to 15 days from the purchase date to ensure that your check has cleared.

    * If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or the Transfer Agent have incurred.

    * The Fund and the Distributor each reserves the right to reject any purchase orders and to discontinue offering Fund shares for purchase.

    * When you sign your account application, you are certifying: 1) that your Social Security or other taxpayer identification number is correct and
2) whether you are subject to backup withholding. See "Dividends, Distributions, and Taxes."

    * To save expenses, the Transfer Agent records the legal ownership of all your shares on a register, and the Fund will not issue a certificate representing your shares unless you write to the Transfer Agent and request it. Most shareholders do not want certificates, because you must present the certificate to sell the shares it represents; this means you would be able to sell shares only by mail, and not by telephone. If you lose your certificate, you will have to pay the expense of replacing it.

You may buy Fund shares (at the offering price) or sell them through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through an investment professional or other institution, read your investment professional's program materials for any additional service features or fees that may apply. Certain features of the Fund, such as the minimum initial or subsequent investment amounts, may be modified.

AUTOMATIC INVESTMENT PLAN

One easy way to pursue your financial goals is to invest money regularly. Redwood offers a convenient plan that lets you invest a specified amount in the Fund each month or quarter automatically. Just fill in the portion of the Application titled "Automatic Investment Plan," specifying an investment of $50 or more to be sent each month or quarter automatically from your bank to the Transfer Agent for investment in your Fund account. You must make an initial investment in the Fund of at least $300 to participate in the Plan.

The Plan permits you to use an investment technique called "dollar cost averaging." Because you are investing a fixed amount each month or quarter, you buy more shares when the Fund's share price is relatively low and fewer shares when the price is relatively high. Thus, under this Plan your average cost of shares would generally be lower than if you bought a fixed number of shares each period. To benefit from dollar cost averaging, you should be financially prepared to continue your participation in the Plan for a long enough period to include times when share prices are lower. While the Plan does not guarantee a profit and will not protect you against losses in a declining market, it can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Please call 1-800-250-9508 for more information.

HOW TO SELL SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. The redemption price (the price to sell one share) is the per share NAV next calculated after the order is received and accepted. You may submit your redemption request by telephone, mail, or in person to any Authorized Broker-Dealer with whom you have an account, or directly by telephone at 1-800-250-9508 or mail to the Transfer Agent at P.O. Box 419928, Kansas City, MO 64141-6928 (unless you hold the shares in the "street name" of a broker-dealer). Your written request must include your name, account number, the name of the Fund, and the dollar amount or number of shares you want to sell. Please have all owners of the shares sign the request exactly as their names appear on the account. If you have a certificate for your shares, you can redeem those shares only by submitting the certificate. To sell through the Transfer Agent shares held in a retirement account or by a trust, estate, guardian, or business organization, please call 1-800-250-9508 for instructions. The Fund will employ reasonable procedures, as described below, to attempt to confirm that instructions communicated by telephone are genuine, and if the Fund does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Specifically, the Fund requires that the person initiating the call identify the account registration and tax identification number of the account from which shares are to be redeemed. In addition, the Fund records all telephone calls and provides written confirmation of such transactions. The Fund and its agents will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Your shares will be sold at the next NAV calculated after your request is received and accepted at the office of the Transfer Agent. A request will be accepted if it contains all information necessary to process the request, any required signatures, including requirements for signature guarantees, if any, and any necessary supporting documentation or certificates. Your Authorized Broker-Dealer normally will pay for your shares within seven business days after your request is received in good order, by check or by crediting your account. Check with your Authorized Broker-Dealer for details, including whether any service fees apply. If you redeem your shares directly through the Transfer Agent, your check, payable to the owner(s) shown on your account ("record owner"), will normally be mailed to the address shown on your account ("record address"), on the next business day, but in any case within seven business days (under unusual circumstances, longer as permitted by law).

PLEASE NOTE THAT:
The Fund may delay paying for any redemption until it is reasonably satisfied that the check used to buy shares has been collected, which can take up to 15 days after the purchase date.

If you changed the record address by telephone, your shares may not be redeemed by telephone or bank wire for 30 days after you changed the record address. You may redeem by mail or in person as described above during this period.

The Fund may suspend redemptions or postpone payments on days when the NYSE is closed (besides weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

If, because you sold shares, your account balance with the Fund falls below $1,000, the Fund has the right to close your account after giving you at least 60 days' written notice to reestablish the minimum balance. If you do not, the Fund may redeem your remaining shares at their price on the redemption date and will send the proceeds to you.

You may designate in your Fund application or in writing a bank account to which, at your request, the Transfer Agent will wire your sales proceeds ($1,000 minimum for wire redemptions). The Transfer Agent currently charges a fee of $10 for each wire. Your bank may also charge a fee for receiving a wire payment on your behalf.

To protect you and the Fund against fraud, your signature on a redemption request must have a signature guarantee if (1) you want to sell more than $50,000 worth of shares, or (2) you want the redemption check to be made payable to someone other than the record owner, or (3) you want the check to be mailed somewhere other than to the record address, or (4) you changed the registration of your account within the preceding 30 days, or (5) you want the redemption proceeds to be wired to a bank account not named in your application or in a written instruction from the record owner with a signature guarantee.

You may obtain a signature guarantee from most banks, stockbrokers and broker-dealers (including Authorized Broker-Dealers), credit unions, and other financial institutions, but not from a notary public.

SYSTEMATIC WITHDRAWAL PLAN.

An owner of $25,000 or more of shares of the Fund may elect to have periodic redemptions from his or her account be paid on a monthly, quarterly, or annual basis. The minimum periodic payment is $50. A sufficient number of shares to make the scheduled redemption will be redeemed on or about the 20th day of the selected month(s). Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Fund distributes substantially all of its net investment income, if any, to shareholders on a quarterly basis in March, June, September, and December. Net investment income includes dividends, accrued interest, earned discount, and other income earned on portfolio securities less expenses. Distributions to shareholders of net realized capital gains and net realized gains from foreign currency transactions, if any, are normally made in December. If you are considering buying Fund shares in a taxable account in December, you should take this into account because of the possible tax consequences of these distributions. See the Statement of Additional Information. The Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain.

DISTRIBUTION OPTIONS

REINVESTMENT IN SHARES. All dividends and other distributions paid on Fund shares are automatically reinvested in additional shares, unless you elect to receive them in cash. Dividends and other distributions are reinvested at the Fund's per share NAV, usually as of the date the dividend or other distribution is payable. For retirement accounts, all distributions are automatically reinvested in shares; when you are at least 59 1/2 years old, you can elect to receive distributions in cash without incurring a premature distribution penalty tax.

DIVIDENDS IN CASH. You may elect to receive dividends in cash, with capital gain distributions being automatically reinvested in additional shares, by checking the appropriate election box on your Fund application.

ALL DISTRIBUTIONS IN CASH. You may elect to receive all dividends and/or capital gain distributions in cash, by checking the appropriate election boxes on your application.

Shares purchased through automatic reinvestment of dividends and other distributions are not subject to the Fund's initial sales charge.

Checks for cash distributions usually will be mailed to the address of record within seven days after the payable date. You can change any distribution election by writing to your Authorized Broker-Dealer or to the Transfer Agent.

TAXES

The Fund intends to qualify for treatment as a regulated investment company for federal income tax purposes so that it will be relieved of federal income tax on that part of its taxable income and realized gains that it distributes to its shareholders. Your investment has certain tax consequences, depending on the type of your account. If you have a retirement account, taxes are deferred.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax and may also be subject to state or local taxes. Your distributions are taxable when they are paid, whether in cash or by reinvestment in additional shares, except that distributions declared in December to shareholders of record on a date in that month and paid in the following January are taxable as if they were paid on December 31 of the year in which the distributions were declared.

For federal tax purposes, dividends and distributions of net short-term capital gain and net gains from certain foreign currency transactions are taxed as ordinary income to the extent of the Fund's earnings and profits. A portion of those dividends may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are generally taxed as long-term capital gain, no matter how long you have owned your shares. Distributions of net capital gain may include gains from the sale of portfolio securities that appreciated in value before you bought your shares.

Every January, the Fund will send you a statement showing the amount of distributions paid (or deemed paid) to you in the previous year. Information accompanying your statement will show the portion of those distributions that generally are not taxable in certain states.

TAXES ON REDEMPTIONS. Capital gains realized on redemptions are subject to tax. A capital gain (or loss) is the difference between the amount you paid for your shares (including the value of any dividends and other distributions that were reinvested) and the amount you receive when you sell them. If Fund shares are redeemed at a loss after being held for six months or less, the loss is treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions on those shares. In addition, if Fund shares are purchased within 30 days before or after redeeming other Fund shares at a loss, that loss will not be deductible and instead will increase the basis of the newly purchased shares.

When you sell shares you will receive a confirmation statement showing the number of shares you sold and the price. Every January you will also receive a consolidated transaction statement for the previous year. Be sure to keep your statements; they will be useful to you or your tax preparer in determining the capital gains and losses from your redemptions.

BACKUP WITHHOLDING. The Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

CURRENCY CONSIDERATIONS. If the Fund's dividends exceed its taxable income in any year, which could result from currency-related losses, all or a portion of the Fund's dividends may be treated as a non-taxable return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the Fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on income and gains from the Fund's investments; these taxes generally will reduce the Fund's distributions.

The foregoing is only a summary of some of the important tax considerations affecting the Fund and its shareholders. See the SAI for additional tax information. There may be other federal, state, local, or foreign tax considerations applicable to a particular investor. Therefore, you should consult your tax adviser.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                                  NEW FRONTIERS FUND

                                SUBJECT TO COMPLETION
                   PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                                  DATED ______,1997


Redwood Capital Equity Funds
370 Seventeenth Street, Suite 2700
Denver, Colorado  80202
General and Account Information:  (800) 250-9508

==============================================================================

                  Redwood Capital Advisors, Inc., Investment Adviser
                                 (RCA or the Adviser)

                   Highland Capital Management, Corp., Sub-Adviser
                            (Highland or the Sub-Adviser)

       ALPS Mutual Funds Services, Inc., Administrator, Distributor and Sponsor
                                (ALPS or the Sponsor)


     This Statement of Additional Information (SAI) describes the shares of a mutual fund (the Fund) managed by RCA. The New Frontiers Fund is a series of Redwood Capital Equity Funds Trust (the Trust).

     This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus for shares of the Fund dated _____, 1997 (the Prospectus). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Fund at the address and information number printed above.





_____, 1997

                                  TABLE OF CONTENTS

                                                                         Page

INVESTMENT POLICIES                                                       3
    Bank Obligations                                                      3
    Commercial Paper                                                      3
    Variable and Floating Rate Demand Obligations                         3
    Moody's and S&P Ratings                                               4
    Repurchase Agreements                                                 4
    Reverse Repurchase Agreements                                         4
    Loans of Portfolio Securities                                         5
    Lower Quality Debt Securities ("Junk Bonds")                          5
    Delayed Delivery Transactions                                         6
    Foreign Investments                                                   7
    Foreign Currency Transactions                                         8
    Illiquid Investments                                                  10
    When-Issued Purchases and Forward Commitments                         11
    Investment Company Securities                                         11
    Short Sales                                                           12
    Stock Index Futures Contracts                                         12
    Put Options on Stock Index Futures Contracts                          13
    Short Sales Against the Box                                           13
    Real Estate Investment Trusts                                         14
INVESTMENT RESTRICTIONS                                                   14
MANAGEMENT                                                                16
    Trustees and Officers                                                 16
INVESTMENT ADVISER AND SUB-ADVISER                                        18
DISTRIBUTION OF FUND SHARES                                               19
ADMINISTRATOR, BOOKKEEPING AND PRICING AGENT                              19
SERVICE ORGANIZATIONS                                                     20
EXPENSES AND EXPENSE LIMITS                                               21
DETERMINATION OF NET ASSET VALUE                                          21
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                            22
PORTFOLIO TRANSACTIONS                                                    23
PORTFOLIO TURNOVER                                                        24
TAXATION                                                                  25
OTHER INFORMATION                                                         32
    Capitalization                                                        32
    Principal Holders of Securities                                       33
    Voting Rights                                                         33
CUSTODIAN, TRANSFER AGENT AND SUB-TRANSFER AGENT                          34
PERFORMANCE INFORMATION                                                   34
INDEPENDENT ACCOUNTANTS                                                   35
FINANCIAL STATEMENTS                                                      35

                                 INVESTMENT POLICIES

    The Prospectus discusses the investment objectives of the Fund and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies.

    BANK OBLIGATIONS These obligations include negotiable certificates of deposit and bankers' acceptances. The Fund limits its bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

    COMMERCIAL PAPER Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Fund is, at the time of investment, (i) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating in one of the two highest rating categories by a least two NRSROs, or (iii) securities which, if not rated or single rated, are, in the opinion of the Fund's Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest.

    VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOS/FRDOS) are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

    RATINGS The ratings of Standard & Poor's, Moody's Investors Service, Inc., and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

    It is possible that unregistered securities purchased by the Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

    REPURCHASE AGREEMENTS The Fund may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Fund for purposes of the Investment Company Act of 1940, as amended (the 1940 Act). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

    REVERSE REPURCHASE AGREEMENTS The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (reverse repurchase agreements). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain in a segregated account cash, U.S. Government securities or liquid medium-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

    LOANS OF PORTFOLIO SECURITIES The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3 % of the total assets of the Fund.

    The Fund will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

    WARRANTS Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with right to purchase at a later date other securities of the issuer.

    LOWER QUALITY DEBT SECURITIES ("JUNK BONDS") While any investment carries some risk, certain risks associated with lower-rated securities (commonly referred to as "junk bonds") are different than those for investment grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. If an issuer of a security held by the Fund defaults, the Fund may incur additional expenses to seek recovery. Additionally, the issuers of these securities frequently have high debt levels and are thus less sensitive to interest rate changes than higher rated investments but are more sensitive to difficult economic conditions and individual corporate developments. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in the Fund's net asset value per share.

    In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. This may occur where there is no established secondary market for the security or the security is thinly traded. As a result, the Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

    Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may adversely affect the value and liquidity of lower-rated securities held by the Fund, especially in a thinly-traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities, costs and valuation difficulties.

    The ratings of rating agencies evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of rating agencies may not always reflect current conditions and events, Redwood continuously monitors the issuers of lower-rated securities held in the Fund's portfolio for their ability to make required principal and interest payments. If a security undergoes a rating revision, the Fund involved may continue to hold the security if the Adviser decides that it would be appropriate. The Fund currently intends to limit its investment in lower quality or "junk bonds" to not more than 5% of total assets.

     DELAYED DELIVERY TRANSACTIONS The Fund may buy and sell securities on a delayed delivery or when issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities as a predetermined price and or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrued to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.

    When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

    The Fund may renegotiate delayed delivery transactions after they are entered into and may sell underlying securities before they are delivered, which may result in capital gains or losses.

    FOREIGN INVESTMENTS Foreign investments purchased by the Fund can involve significant risks in addition to the risks inherent in U.S. investments. Moreover, individual foreign companies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Securities of many foreign companies may be less liquid and their price more volatile than securities of comparable U.S. companies. While the Fund generally invests only in securities that are traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Transactions in foreign securities may be subject to less efficient settlement practices. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

    Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

    Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises and legal remedies may be limited. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Redwood or Highland will be able to anticipate or counter these potential events.

    The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

    The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

    The Fund anticipates that its brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

    Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

    The Fund may invest in American Depository Receipts and European Depository Receipts (ADRs and EDRs), which are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

    LATIN AMERICAN INVESTMENTS The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile that the major securities markets in the United States. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

    The limited size of many Latin American securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

    Further, there is a risk that an emergency situation may arise in one or more Latin American markets as a result of which prices for portfolio securities in such markets may not be readily available. Section 22(e) of the Investment Company Act of 1940 ("1940 Act") permits a registered investment company, such as the Fund, to suspend redemptions of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Fund believes that circumstances dictate, it will promptly apply to the SEC for a determination than an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from the Fund's identification of such conditions until the date of any SEC action, the Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economics and securities markets of certain Latin American countries. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's income available for distribution to shareholders.

    Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt.

    FOREIGN CURRENCY TRANSACTIONS The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

    The Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

    When the Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Redwood or Highland.

    The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

    The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the Fund held investments denominated in Deutsche marks, the Fund could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

    Under certain conditions, Securities and Exchange Commission (SEC) guidelines require mutual funds to set aside cash or other appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

    Successful use of forward currency contracts will depend on Redwood's or Highland's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Redwood or Highland anticipates. For example, if a currency's value rose at a time when Redwood or Highland had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If Redwood or Highland hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Redwood or Highland increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that Redwood's or Highland's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.

    ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, the Adviser determines the liquidity of the Fund's investments and, through reports from Redwood, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, Redwood may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and some restricted securities determined by Redwood to be illiquid. However, with respect to over-the-counter options that the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, the Fund was in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

    WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, its custodian will set aside cash or certain liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account. Normally, the custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and in the event of a decline, the Fund will be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

    The Fund will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved. However, if deemed advisable as a matter of investment strategy, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

    When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

    The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining the Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

    INVESTMENT COMPANY SECURITIES The Fund may invest in securities issued by other investment companies. The Fund may invest in the securities of registered investment companies subject to the provisions of the 1940 Act. If the Fund invests in a registered investment company, the Fund may bear its proportionate share of the costs incurred by such company, including investment advisory fees, if any.

    SHORT SALES   In an effort to protect against possible market declines in the value of the Fund's portfolio securities, the Fund may sell short a security by borrowing the security to make delivery to the buyer. The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The fund would incur a loss if the price of the security sold short increases between those dates. To the extent the Fund engages in short sales it will provide collateral to the lender and maintain additional assets consisting of cash, U.S. Government securities or other liquid high-grade debt obligations in a segregated account the Fund's custodian. If the Fund enters into a short sale "against the box," it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales.

    STOCK INDEX FUTURES CONTRACTS A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between these two levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between these two levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

    The Fund intends to utilize stock index futures contracts primarily for the purpose of attempting to protect the value of its common stock portfolio in the event of a decline in stock prices. The Fund, therefore, usually will be a seller of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect the Fund against an increase in prices of stocks which the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Fund also may buy or sell stock index futures contracts to close out existing futures positions. Futures transactions may fail as hedging techniques where price movements of the underlying securities do not follow price movements of the portfolio securities subject to the hedge. The loss with respect to futures transactions is potentially unlimited. Also, the Fund may be unable to control losses by closing its position where a liquid secondary market does not exist.

    PUT OPTIONS ON STOCK INDEX FUTURES CONTRACTS The Fund may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Fund may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Fund could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Fund seeks in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price (strike price) at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

    The Adviser expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of the Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Fund may liquidate the put options it has purchased by effecting a closing sale transaction, rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Fund will be able to effect the closing sale transaction. The Fund will realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Fund will realize a loss.

    REAL ESTATE INVESTMENT TRUSTS The Fund may purchase interests in real estate investment trusts. Real estate industry companies include, among others, equity real estate investment trusts, which own properties, and mortgage real estate investment trusts, which make construction, development, and long term mortgage loans. Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended . Equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company act of 1940 (the 1940 Act).

                               INVESTMENT RESTRICTIONS

The following are the Fund's fundamental limitations set forth in their entirety. The Fund may not:

    (1) Issue senior securities or borrow money, except to the extent permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Fund's total assets (including the amount of senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (2) Make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;

    (3) Invest in real property or mortgage loans (including limited partnership interests but excluding real estate investment trusts), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions, provided that the Fund may invest in mortgage-backed securities and purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

    (4) With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer; or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

    (5) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933; or

    (6) Purchase a security if, as a result, 25% or more of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and
         (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

The following limitations of the Fund are not fundamental and may be changed without shareholder approval. The Fund may not:

    (1) Invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

    (2) Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

    (3) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

    (4) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

    If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and any investment in illiquid securities that exceeds 15% of its net assets will be reduced promptly to meet such limitation. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                                  MANAGEMENT

TRUSTEES AND OFFICERS

The principal occupations of the Trustees and executive officers of the Fund for the past five years are listed below. The address of each, unless otherwise indicated, is 370 Seventeenth Street, Suite 2700, Denver, CO 80202. Trustees deemed to be interested persons of the Fund for purposes of the 1940 Act are indicated by an asterisk.

                                        POSITION WITH      PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS                   THE TRUST          DURING PAST 5 YEARS
---------------------                   ---------          -------------------
Michael W. Engelhart*, 34 years old,    Chairman           (1995-present) Senior Portfolio Manager and
Redwood Capital Advisors, Inc.          and President      Principal of Redwood Capital Advisors, Inc.
19 Spear Road, Suite 103
Ramsey, New Jersey  07446                                  (1994-1995) Portfolio Manager - Paine Webber

                                                           (1991-1994) Portfolio Manager - Smith Barney/
                                                           Olstein & Associates

Soualiou Fadiga*, 31 years old          Trustee            (1995-present) Chief Investment Officer of
Redwood Capital Advisors, Inc.                             Redwood Capital Advisors, Inc.
19 Spear Road, Suite 103
Ramsey, New Jersey  07446                                  (1994-1995) Portfolio Manager - Paine Webber

                                                           (1991-1994) Portfolio Manager - Smith Barney/
                                                           Olstein & Associates

W. Robert Alexander, 69 years old       Trustee            (1984-present) Chairman and Chief Executive
ALPS Mutual Funds Services, Inc.                           Officer, ALPS Mutual Funds Services, Inc.
370 17th Street, Suite 2700
Denver, Colorado  80202

James V. Hyatt, 45 years old            Secretary          (1995-present) General Counsel, ALPS Mutual
ALPS Mutual Funds Services, Inc.                           Funds Services, Inc.
370 17th Street, Suite 2700
Denver, Colorado  80202                                    (1991-1995) Senior Legal Counsel, Fidelity
                                                           Investments

Jeremy May, 27 years old                Treasurer          (1993-1995) Auditor, Deloitte & Touche, LLP
ALPS Mutual Funds Services, Inc.
370 17th Street, Suite 2700                                (1995-Present) Fund Controller, ALPS Mutual
Denver, Colorado  80202                                    Funds Services, Inc.

    Trustees of the Fund not affiliated with Redwood or ALPS receive from the Fund a fee of $1,000 for each Board of Trustees meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with Redwood or ALPS do not receive compensation from the Fund.

-------------------------------------------------------------------------------
        NAME OF             AGGREGATE COMPENSATION      AGGREGATE COMPENSATION
    PERSON/POSITION           FROM THE TRUST**         FROM THE FUND COMPLEX*
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*The Fund complex includes funds with a common investment adviser or an adviser which is an affiliated person.

**The Fund currently is the sole fund in the fund complex; the Fund does not have a bonus, pension, profit sharing or retirement plan.

    The Trustees and Officers of the Trust as a group owned less than 1% of the outstanding voting securities of the Fund as of the date of this SAI.


                      INVESTMENT ADVISER AND SUB-ADVISER

    Redwood Capital Advisors, Inc., 19 Spear Road, Suite 103, Ramsey, NJ 07446 manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. Mr. Michael Engelhart, Senior Portfolio Manager, and Principal of Redwood and Chairman and President of the Trust, is a controlling stockholder of the Adviser. Highland Capital Management Corp., a wholly-owned subsidiary of First Tennessee Bank National Association, acts as Sub-Adviser of the Fund. The Adviser and the Sub-Adviser are responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in their discretion.

    The current Investment Advisory and Management Agreement (Advisory Agreement) for the Fund became effective on __________. The Advisory Agreement will continue in effect until ___________and thereafter from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or RCA on 60 days written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of the Fund.

    The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with its performance of services pursuant to the Advisory Agreement, except loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations under the Advisory Agreement.

    For managing its investment and business affairs, the Fund is obligated to pay Redwood a monthly management fee at the annual rate of 1.25% of the first $250 million of the Fund's average daily net assets, 1.15% of the next $250 million, 1.05% of the next $250 million, and 1.00% of average daily net assets in excess of $750 million.

    Under the Investment Advisory Agreement, Redwood is authorized, at its own expense, to hire sub-advisers to provide investment advice to the Fund. As Sub-Adviser, Highland is paid by Redwood a monthly sub-advisory fee at the annual rate of .50% of the Fund's average net assets. Under the terms of the sub-advisory agreement with Redwood, Highland, subject to the supervision of Redwood, provides investment research and credit analysis concerning the Fund's liquid investments (approximately 85% of the Fund's net assets), conducts a continual program of investment with respect to such assets and maintains the books and records required in connection with its duties under the sub-advisory agreement.

                          DISTRIBUTION OF FUND SHARES

    ALPS Mutual Funds Services, Inc., 370 Seventeenth Street, Suite 2700, Denver CO 80202, acts as Sponsor and Distributor of the Fund. ALPS also serves as administrator and distributor of other mutual funds. As distributor, ALPS acts as the Fund's agent to underwrite, sell and distribute shares in a continuous offering.

                 ADMINISTRATOR, BOOKKEEPING AND PRICING AGENT

     ALPS acts as Administrator, Bookkeeping and Pricing Agent for the Fund. ALPS provides management and administrative services necessary for the operation of the Fund, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission (SEC) and state securities commissions and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's Adviser, transfer agent, custodian, independent accountants, legal counsel and others. In addition, ALPS furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers, employees and Trustees affiliated with ALPS. For these services, ALPS is entitled to receive a fee, payable monthly, at the annual rate of .18% of the average daily net assets of the Fund or $28,500 per month, whichever is greater.

    The Administration Agreement of the Fund was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contracts or interested persons of such parties, at its meeting held on
         . The Administration Agreement is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Administration Agreement upon not more than 60 days written notice to ALPS or by vote of the holders of a majority of the shares of the Fund, or, upon 60 days notice, by ALPS. The Administration Agreement will terminate automatically in the event of its assignment.

    In addition to the services it provides as administrator, ALPS has agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Fund and to compute the net asset value and certain other financial information of the Fund.Under the Bookkeeping and Pricing Agreement, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of ALPS in the performance of its duties under the Bookkeeping and Pricing Agreement.


                             SERVICE ORGANIZATIONS

    The Fund may also contract with banks, trust companies, broker-dealers (other than ALPS) or other financial organizations (Service Organizations) to provide certain administrative services with respect to the Funds for a fee paid at an annual rate of up to 0.50% of daily net Fund assets serviced. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designating accounts; providing periodic statements showing a client's account balance and, to the extent practicable, integrating such information with other client transactions, furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and providing such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation.

    Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

    The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur and a shareholder serviced by such a bank might no longer be able to avail itself to any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


                         EXPENSES AND EXPENSE LIMITS

    Except for the expenses paid by the Adviser and ALPS, the Fund bears all costs of its operations.


                       DETERMINATION OF NET ASSET VALUE

    As indicated under Calculation of NAV in the Prospectus, the Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for trading with the exception of certain bank holidays. The Fund will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact ALPS. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other matters relating to the securities.

    Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

    The Fund may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. Redemption payments in securities or other property may be appropriate if it were disadvantageous for the Fund to sell securities to make redemptions due to adverse price movements or market conditions.

    In addition, the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder.

    All redemptions of shares of the Fund will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of its existing share-holders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she may incur brokerage or other transactional charges.


                            PORTFOLIO TRANSACTIONS

    Investment decisions for the Fund and for the other investment advisory clients of the Adviser and Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

    The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Fund's Board of Trustees, the Adviser and Sub-Adviser are primarily are primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results by taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser and Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The reasonableness of such spreads or brokerage commissions will be evaluated by comparing spreads or commissions among brokers or dealers in consideration of the factors listed immediately above and research services described below.

    Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of the Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Under the 1940 Act, persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities except in limited situations permitted by SEC regulations, unless an exemptive order allowing such transactions is obtained from the SEC.

    The Adviser or Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser or Sub-Adviser. By allocating transactions in this manner, the Adviser or Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser or Sub-Advisor in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser or Sub-Adviser and their affiliates receive such services.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the
Act), the Adviser or Sub-Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

    Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

                              PORTFOLIO TURNOVER

    Changes may be made in the portfolio consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. It is anticipated that the annual portfolio turnover rate normally will not exceed the amounts stated in the Fund's Prospectus. The portfolio turnover rate is calculated by dividing the lesser of purchase or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.


                                   TAXATION

    The Fund intends to elect to be, and to qualify each year for treatment as, a regulated investment company ("RIC") under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). To qualify as a RIC, the Fund must, among other things, (a) distribute to its shareholders each taxable year at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and the excess of short-term capital gains over short-term capital losses) ("Distribution Requirement"); (b) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities, or such currencies ("Income Requirement"); (c) derive less than 30% of its gross income each taxable year from the sale or disposition of certain assets (namely, (i) stock or securities, (ii) options, futures, or forward contracts (other than those on foreign currencies), and (iii) foreign currencies (or options, futures, or forward contacts thereon) that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect thereto)) held for less than 3 months ("Short-Short Limitation"); and
(d) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of its assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities, with such other securities limited in respect of any one issuer, to an amount that is not greater than 5% of the value of the Fund's total assets and not greater than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs). By meeting these requirements, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital loss) that are distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation (without being able to deduct distributions to its shareholders) and distributions to its shareholders will be taxed as ordinary income.

    To prevent imposition of a nondeductible 4% excise tax ("Excise Tax"), the Fund must distribute for each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 of that year, and (3) all prior years' undistributed ordinary income and capital gain net income.

    The Fund may invest in stock of foreign corporations that are classified as "passive foreign investment companies" ("PFICs"). In general, a foreign corporation is a PFIC if an average of at least one-half of its assets produce, or are held for production of, passive or at least 75% of its gross income is passive income. An "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to federal income tax on the portion, if any, of the excess distribution that is allocated to its holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even if the Fund distributes the corresponding income to its shareholders. Gains from the sale of PFIC stock are treated the same as excess distributions from a PFIC. All excess distributions are taxable as ordinary income.

    The Fund may elect alternative tax treatment with respect to PFIC stock.
The Fund generally may elect to include in its gross income each year its share of the earnings and net capital gain of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC; if this election is made, the special rules, relating to the taxation of excess distributions would not apply. The Fund's share of the PFIC's earnings and net capital gain, however, probably would have to be distributed by the Fund to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, even if those earnings and gain were not received by the Fund from the PFIC. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In addition, other elections may be available that would affect the tax treatment of PFIC stock held by the Fund. The Fund's intention to qualify annually as a RIC may limit the elections with respect to PFIC stock.

    Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

    Distributions by the Fund reduce the net asset value of its shares. If a distribution reduces the net asset value below a shareholder's cost basis, that distribution nevertheless would be taxable to the shareholder (as ordinary income or capital gain as described in the prospectus), even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time will include the amount of the forthcoming distribution. Investors purchasing just prior to a distribution will receive a distribution that nevertheless generally will be taxable to them.

    On the taxable disposition (including a redemption) of Fund shares, a shareholder may realize a gain or loss depending upon his basis in the shares. That gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending on the shareholder's holding period for the shares.

    The Fund's use of hedging and option income strategies, such as writing (selling) and purchasing options and futures and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts derived by the Fund with respect to its business of investing in stock, securities, or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and foreign contracts thereon, also will be subject to the Short-Short Limitation if they are held for less than three months and are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect thereto).

    If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures, forward contracts, and/or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

    The premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium will be a short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received will be a short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring it to sell the underlying security, the premium will increase the amount realized on the sale of the security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. If a put or call option that is purchased by the Fund is sold, any resulting gain or loss will be a capital gain or loss and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss will be a capital loss and will be long-term or short-term, depending upon the holding period of the option. If the option is exercised, then in the case of a call option, the cost of the option will be added to the basis of the purchased security, and in the case of a put option, the option's cost will reduce the amount realized on the underlying security.

    Certain options, futures, and forward contracts that the Fund may invest in will be so-called "section 1256 contracts". With certain exceptions, gains or losses on section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses (60/40). Also, section 1256 contracts held by the Fund at the end of a taxable year (and, for purposes of the Excise Tax, on October 31 of each year) are marked-to market, with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

    Generally, the hedging transactions undertaken by the Fund may result in straddles for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating its taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund that is taxed as ordinary income when distributed to its shareholders.

    The Fund may make one or more of the elections applicable to straddles. If the Fund makes any of these elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

    Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

    Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of foreign currencies and of debt securities denominated in a foreign currency and certain options, futures contracts, and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the investment and the date of disposition thereof also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

    Income received by the Fund from non-U.S. sources may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

    Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include Fund shares).

    The Fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of such securities, the Fund must include in its income the portion of the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures, forward contracts, or foreign currency positions, held for more than three months that it might wish to sell in the ordinary course of its portfolio management.

    The foregoing discussion relates only to the federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts, and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from Federal income tax treatment thereof. Shareholders should consult their tax advisers with respect to particular questions of federal, state, and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of Fund shares, including the likelihood that distributions to them will be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                                  OTHER INFORMATION

CAPITALIZATION

     Redwood Capital Equity Funds is a Delaware business trust established under a Declaration of Trust dated November 14, 1996 and currently consists of one separately managed portfolio, which is discussed in this SAI.

    The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

    Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the Fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or the Fund. The Trust's trust instrument provides that all persons contracting with or having any claim against the Trust or a series look only to assets of the Trust or that series of payment and requires that every written instrument or obligation made on behalf of the Trust or any series contain a statement to that effect. The trust instrument provides for indemnification from the Fund's property for all losses and expenses of any series shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which the Adviser believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of the Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

PRINCIPAL HOLDERS OF SECURITIES

    As of the date of this SAI, Redwood is the sole shareholder of the Fund.

VOTING RIGHTS

    Under the Declaration of Trust, the Fund is not required to hold an annual meeting of the Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Funds may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

    The Fund's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

    Shareholders of the Fund, as well as those of any other investment portfolio now or hereafter offered by the Fund, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 (the
Rule) under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwrit-ing contracts and the election of trustees may be effectively acted upon by shareholders of the Funds voting together in the aggregate without regard to a particular Fund.

                   CUSTODIAN, TRANSFER AGENT AND SUB-TRANSFER AGENT

    Star Bank: 425 Walnut Street, Cincinnati, Ohio, will act as Custodian, ALPS Mutual Funds Services, Inc.; 370 17th Street, Suite 2700, Denver, Colorado 80202 as transfer agent for the Fund and National Financial Data Services (NFDS); 1004 Baltimore Street, Kansas City, Missouri, as sub-transfer agent for the Fund. Pursuant to a Custodian Agreement, Star Bank is responsible for holding the Fund's cash and portfolio securities. For its services as Custodian, Star Bank receives an asset-based fee and transaction charges. NFDS acts as sub-transfer agent and dividend disbursing agent for the Fund. The Administration Agreement between ALPS Mutual Funds Services, Inc. and the Trust currently provides that the asset-based fee and transaction costs of the Trust's sub-transfer agent be paid by ALPS Mutual Funds Services, Inc.

                               PERFORMANCE INFORMATION

    The Fund may, from time to time, include its average annual total returns in advertisements or reports to shareholders or prospective investors.

    Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

    P (1 + T) = ERV

    (where P = a hypothetical initial payment of $1,000, T= the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

    Quotations of total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Total return for the Fund will vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

    In connection with communicating its total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

    Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow
Jones Industrial Average, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


                               INDEPENDENT ACCOUNTANTS

                          serves as the independent accountants for the Fund.
                           provides audit services, tax return preparation and
assistance and consultation in connection with review of SEC filings.
                         's address is
                      .

                            REPORT OF INDEPENDENT AUDITORS


Stockholder and Board of Trustees
Redwood Capital Equity Funds

    We have audited the accompanying statement of assets and liabilities of New
Frontiers Fund as of August   , 1997. This statement of assets and liabilities
is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether this statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in this statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of New
Frontiers Fund at August   , 1997 in conformity with generally accepted
accounting principles.



Denver, Colorado
August   , 1997

                                  NEW FRONTIERS FUND

                         STATEMENT OF ASSETS AND LIABILITIES
                                   AUGUST   , 1997

Assets:
    Cash                                                     $_________________
    Deferred organizational expenses (Note 1)                $_________________
    Total Assets                                             $_________________

Liabilities:
    Organizational expenses payable (Note 1)                 $_________________
    Commitments (Note 1 and 2)                               $_________________
    Total Liabilities                                        $_________________

Net Assets applicable to shares of Common Stock ($.001 par
    value issued and outstanding (shares authorized)         $_________________
Net asset value per share                                    $_________________

NOTE 1.  ORGANIZATION:

    Redwood Capital Equity Funds was organized as an open-end management investment company on November 14, 1996. The Trust has one series, the New Frontiers Fund ("Fund"). Prior to ____________, the Fund has had no activities other than organizational matters and the sale to Redwood Capital Advisers, Inc., ("Redwood") of ______ shares of Common Stock for a total of $______________. Costs incurred and to be incurred in connection with the organization and initial registration of the Fund will be paid initially by Redwood; however, the Fund will reimburse Redwood for such costs. Such organizational costs, estimated at $_______, will be deferred and amortized on the straight line method over a period not to exceed 60 months from the date the Fund commences investment operations. Redwood has agreed to bear all offering costs, estimate at approximately $__________ in connection with the offering.

NOTE 2.  AGREEMENT:

    The Fund has entered into an Investment Advisory and Management Contract ("Advisory Contract") with Redwood. The Advisory Contract provides Redwood with a fee, computed weekly and payable monthly, at an annual rate of 1.25% of the first $250 million of the Fund's average weekly net assets, 1.15% of the next $250 million, 1.05% of the next $250 million and 1.00% of the average daily net assets in excess of $750 million.